                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549


                                    FORM 8-K


                                 CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  MARCH 5, 1998

                       COMPUTER TRANSCEIVER SYSTEMS, INC.
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             (Exact name of registrant as specified in its charter)



    NEW YORK                   0-3825                        22-1842747
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(State or other        (Commission File Number)     (IRS Employer Identification
 jurisdiction of                                               Number
 incorporation)


                  23 CAROL STREET, CLIFTON, NEW JERSEY  07014
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(Address of principal executive offices)                           (Zip code)


      Registrant's telephone number, including area code:  (973) 473-4700


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         (Former name or former address, if changed since last report)

ITEM 1.    CHANGES IN CONTROL OF THE REGISTRANT

     COMPUTER TRANSCEIVER SYSTEMS, INC. (the "Company") entered into a Merger and Reorganization Agreement, dated March 3, 1998 (the "Agreement", attached hereto as Exhibit "A") with Mortgage Plus Equity and Loan Corp. ("Mortgage Plus"), a corporation organized and existing under the laws of the State of New York, Vertex Industries, Inc. ("Vertex"), a corporation organized and existing under the laws of the State of New Jersey and CTS-Subsidiary, Inc. (the "Subsidiary"), a corporation which is a wholly-owned subsidiary of the Company, organized and existing under the laws of the State of New York.

     Pursuant to the Agreement, Mortgage Plus and Subsidiary (together, the "Constituent Corporations") executed, delivered and filed with the office of the New York Secretary of State on March 5, 1998, a Certificate of Merger (the "Certificate of Merger"), merging Subsidiary with and into Mortgage Plus (the "Merger"), with the latter being the surviving corporation (the "Surviving Corporation").

     Prior to the Effective Time, the Company's Board of Directors (the "Board") was comprised of the following four (4) members: Thomas J. Tully, James Q. Maloy, Allen G. Jacobson and Ronald C. Byer. Simultaneous with the Effective Time, the Board, through the Unanimous Written Consent of the Board of Directors, immediately filled three (3) vacancies then existing by electing Steven M. Latessa, Carey Wolen and Jon P. Blasi, respectively, to the Board. Immediately thereafter, the Board accepted the resignations tendered by Thomas
J. Tully, James Q. Maloy, Allen G. Jacobson and Ronald C. Byer from their positions as Directors and Officers of the Corporation through the Unanimous Written Consent of the Board of Directors. Each of the three (3) newly named directors will remain as a director of the Company until his successor is duly elected and qualified.

     At the Effective Time, each share of Mortgage Plus Common Stock issued and outstanding immediately prior to the Effective Time, including treasury shares of Mortgage Plus Common Stock then owned by Mortgage Plus and shares held by dissenting shareholders (holders of record of issued and outstanding shares of Mortgage Plus Common Stock who have neither voted in favor of the Merger nor consented thereto in writing and who have delivered to the Company a written demand for appraisal of their shares of Mortgage Plus Common Stock within the time and in the manner provided under the New York Law (the "Dissenting Stockholders")) was cancelled and converted into one (1) fully paid and nonassessable share of Company Common Stock. No fractional shares of Company Common Stock were issued, but in lieu thereof, the holders of the Mortgage Plus Common Stock who were entitled to receive a fractional share of Company Common Stock were paid cash equal to the value of such fractional shares. All shares of Mortgage Plus Common Stock held by Mortgage Plus at the Effective Time as treasury shares or held by any of the Company's Subsidiaries (collectively, "Treasury Shares") ceased to exist and the certificates for such shares were cancelled and no shares of capital stock of the Company were issued in exchange therefor.

     At the Effective Time, each outstanding share of Common Stock, par value $.001 per share of Subsidiary (the "Subsidiary Common Stock") issued and outstanding immediately prior to the Effective Time was converted into and became one (1) fully paid and nonassessable share of Common Stock of the Surviving Corporation. At the Effective Time, the Company, as the sole holder of the Subsidiary Common Stock, surrendered any and all certificates representing the number of shares of Common Stock of the Surviving Corporation and received in exchange therefor a certificate representing the number of shares of Common Stock of the Surviving Corporation (i.e. Mortgage Plus) into which the Subsidiary Common Stock theretofore represented by the certificates so surrendered in this manner.

     The Surviving Corporation possesses all of the rights, privileges, immunities, powers, franchises and authority, whether of a public or private nature, and is subject to all restrictions, disabilities and duties of each of the Constituent Corporations, and all rights, privileges, immunities, powers, franchises and authority of each of the Constituent Corporations, and all assets and properties of every description, real, personal and mixed, and every interest therein, wherever located, and all debts and other obligations belonging or due to either of the Constituent Corporations on whatever account, as well as stock subscriptions and all other things in action belonging or due to each of the Constituent Corporations are vested in the Surviving Corporation.

     Mortgage Plus is a full service retail mortgage banking company that provides a broad range of residential mortgage products (including first mortgages, second mortgages and home equity loans) to (i) prime, or "A" credit, borrowers who qualify for conventional mortgages (including loans which conform to the standards of certain institutional investors, such as Federal National Mortgage Association and Federal Home Loan Mortgage Corporation), (ii) borrowers who are classified as sub-prime, or "B/C" credit, borrowers, and (iii) borrowers who qualify for mortgages insured by the Federal Housing Administration or guaranteed by the Veterans Administration. Mortgage Plus is headquartered in Long Island, New York and has a total of fifteen (15) retail branches in nine
(9) states, including Arkansas (1), Connecticut (1) Florida (1), Illinois (1), Missouri (3), New Jersey (1), New York (4) Ohio (1) and the Commonwealth of Puerto Rico (1). Mortgage Plus is also a licensed mortgage banking company in seven (7) additional states and anticipates becoming licensed in eleven (11) additional states during the first quarter of 1998.

     Following the Merger, the Company intends to change its name to MPEL Holdings Corp., trade under the Bulletin Board symbol "MPLS" and continue to operate as a full service retail mortgage banking company. The Company's new address will be 6851 Jericho Turnpike, Syosset, New York 11791, and its new telephone number will be (516) 364-2700.

ITEM 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

           (a) Previous Independent Accountants

               (i) On March 5, 1998, the Registrant dismissed the accounting firm of Arthur Anderson, LLP ("Arthur Anderson") as its independent accountants, effective March 5, 1998.

               (ii) Arthur Anderson's reports on the financial statements for the past 2 years have contained no adverse opinions or disclaimers of opinion and were not modified as to uncertainty, audit scope or accounting principals.

               (iii) During the Registrant's fiscal years ended July 31, 1996 and 1997, and during any subsequent interim period through March 5, 1998, the accountants' reports were unqualified and there were no disagreements with the former accountants on any matter or accounting principals or practices, financial statements disclosures, or auditing scope or procedure which would have caused the former accountants to make reference in their report to such disagreements if not resolved to their satisfaction.

               (iv) The Registrant's Board of Directors approved the decision to change independent accountants from Arthur Anderson to Richard A. Eisner & Company, LLP.

               (v) The Registrant has provided Arthur Anderson with a copy of this disclosure and requested that Arthur Anderson furnish it with a letter addressed to the Securities and Exchange Commission (the "Commission") stating whether it agrees with the above statements (A copy of the Arthur Anderson letter addressed to the Commission will be supplementally filed as an Exhibit to this Form 8-K when it is received by the Company).

           (b) New Independent Accountants

               (i) On March 5, 1998, the Registrant engaged Richard A. Eisner & Company, LLP, as its new independent accountant for the fiscal year ending December 31, 1998.

               (ii) Richard A. Eisner & Company, LLP was the independent auditor for Mortgage Plus Equity and Loan Corp. for the calendar years 1996, 1997 and the current year. Prior to the appointment of Richard A. Eisner

                       & Company, LLP, the Registrant did not engage or consult with Richard A. Eisner & Company, LLP regarding the matters described in Regulation S-K, Item 304(a)(2), but had discussed with Richard A. Eisner & Company, LLP its engagement fees and standard engagement terms for serving as the Registrant's auditors in 1994.

ITEM 5.        OTHER EVENTS.

     Prior to the Closing of the Merger (the "Closing"), the Board of Directors of the Company effected a 1:25 reverse split of the 2,811,603 outstanding shares of Common Stock of the Company, resulting in total outstanding shares of Common Stock of the Company equal to 112,464.

     Prior to the Closing of the Merger, the Board of Directors of the Company declared a stock dividend (the "Dividend") for the pre-merger holders of the Company's shares of Common Stock. The Dividend resulted in the issuance of two
(2) shares of Common Stock for each 112,464 shares of Common Stock outstanding following the 1:25 reverse split (the "Restricted Shares"). The Dividend resulted in the issuance of 224,928 additional shares of Common Stock; the total shares of Common Stock held by the pre-merger shareholders of the Company will be 337,392. The Restricted Shares will not be registered under the Securities Act of 1933, and accordingly will not be freely transferable (and will be suitably legended). The certificates evidencing the Restricted Shares will be delivered via certified mail to the last known address of each holder of Common Stock. The Certifcates evidencing the Restricted Shares issued to shareholders which cannot be located and the delivery affected within one (1) year following the date of issue will be returned to the Company and canceled.

     At Closing, Mortgage Plus exchanged 100% of its 8,056,000 outstanding shares of Common Stock for the same number (8,056,000) of shares of Common Stock of the Company.

     Vertex agreed not to sell or transfer any of its 226,251 shares of Common Stock of the Company for a period of six (6) months following the Closing. After the six (6) months, the 75,417 pre-merger shares held by Vertex shall become freely tradable, and the remaining shares held by Vertex shall become freely tradable twelve months after the Closing, in accordance with the normal provisions of Rule 144.

     Immediately following the Closing, the Company filed a Certificate of Amendment of the Certificate of Incorporation of the Company to change the name of the Company to "MPEL Holdings Corp."

ITEM 6.        RESIGNATIONS OF REGISTRANT'S DIRECTORS

               (a) Prior to the Effective Time, the Company's Board of Directors
                   (the "Board") was comprised of the following four (4) members: Thomas J. Tully, James Q. Maloy, Allen G. Jacobson and Ronald C. Byer. Simultaneous with the Effective Time, the Board, through the Unanimous Written Consent of the Board of Directors, immediately filled three (3) vacancies then existing by electing Steven M. Latessa, Carey Wolen and Jon
                   P. Blasi, respectively, to the Board. Immediately thereafter, the Board accepted the resignations tendered by Thomas J. Tully, James Q. Maloy, Allen G. Jacobson and Ronald C. Byer, from their positions as Directors and Officers of the Corporation through the Unanimous Written Consent of the Board of Directors. Each of the three (3) directors remain as directors of the Company until his successor is duly elected and qualified.

ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS

               (a) Financial Statements of Mortgage Plus Equity and Loan Corp.,
                   dated December 31, 1997, are annexed hereto.

               (c) Exhibits.

                   (1)  Merger and Reorganization Agreement, dated March 3,
                        1998.

                   (2)  Certificate of Merger, filed March 5, 1998.

                   (3) Certificate of Amendment of the Certificate of Incorporation of the Company, authorizing the 25:1 reverse split of shares of Common Stock.

                   (4) Certificate of Amendment of the Certificate of Incorporation of the Company authorizing the change of the name of the Company to "MPEL Holdings Corp."

Forward Looking Statements

     This Form 8-K contains forward-looking statements which involve risks and uncertainties. When used herein, the words "anticipate", "believe", "estimate" and "expect" and similar expressions as they relate to the Company or its management are intended to identify such forward-looking statements. These forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The Company's actual results, performance or achievements could differ materially from the results expressed in or implied by these forward-looking statements. Factors that could cause or contribute to such differences are detailed from time to time in the Company's Securities and Exchange Commission reports. Historical results are not necessarily indicative of trends in operating results for any future period.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    COMPUTER TRANSCEIVER SYSTEMS, INC.


                                    By: /s/ Steven Latessa
                                        ---------------------------------
                                        Steven Latessa, President



Date:  March  12, 1998